SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 10, 1998

                           SNYDER COMMUNICATIONS, INC.
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             (Exact name of Registrant as specified in its charter)


         Delaware                        1-12145               52-1983617
(State or other jurisdiction     (Commission File Number)   (I.R.S. Employer
      of incorporation)                                     Identification No.)


                   Two Democracy Center, 6903 Rockledge Drive
                      15th Floor, Bethesda, Maryland 20817
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               (Address of principal executive offices) (Zip Code)


                                 (301) 468-1010
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              (Registrant's telephone number, including area code)


                                 Not applicable
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         (Former name or former address, if changed since last report.)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On September 10, 1998, Snyder Communications, Inc., a Delaware corporation (the "Registrant"), consummated a merger (the "Merger") whereby Snyder German Acquisition GmbH., a limited liability company established under the laws of Germany and a wholly owned subsidiary of the Registrant, was merged with and into MKM Marketinginstitut GmbH., a limited liability company registered in Germany ("MKM"), with MKM surviving the Merger as a wholly owned subsidiary of the Registrant. The Registrant issued an aggregate of 1,701,355 shares of its common stock, $.001 par value, to the equityholders of MKM in connection with the transaction. The Merger has been accounted for as a pooling of interests for accounting and financial reporting purposes. The consideration received by the stockholders of MKM and the other material terms of the Merger were determined through arms'-length negotiation between the Registrant and MKM.



ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

         (A) Financial statements of businesses acquired.

         It is impracticable to provide the required financial statements for MKM at the date hereof. The Registrant undertakes to file such required financial statements by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than November 24, 1998.

         (B) Pro forma financial information.

         It is impracticable to provide the required pro forma financial information required pursuant to Article 11 of Regulation S-X at the date hereof. The Registrant undertakes to file such required pro forma financial information by means of an amendment to this Current Report on Form 8-K as soon as practicable, but no later than November 24, 1998.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 SNYDER COMMUNICATIONS,  INC.
                                                         (Registrant)





Date: September 25, 1998                         /s/ Michele D. Snyder
                                                 --------------------------
                                                 Michele D. Snyder
                                                 Vice Chairman, President
                                                 and Chief Operating Officer



Date: September 25, 1998                         /s/ A. Clayton Perfall
                                                 ---------------------------
                                                 A. Clayton Perfall
                                                 Chief Financial Officer